EXHIBIT 10.3

CONFORMED COPY

AMENDED AND RESTATED CREDIT AGREEMENT

     AMENDED AND RESTATED CREDIT AGREEMENT dated as of September 8, 2003 amending and restating the Amended and Restated Credit Agreement dated as of September 9, 2002 (as in effect prior to the amendment and restatement of September 8, 2003, the “Credit Agreement”) among MOODY’S CORPORATION (the “Company”), the Borrowing Subsidiaries party thereto (the “Borrowing Subsidiaries” and together with the Company, the “Borrowers”), the LENDERS party thereto (the “Lenders”), JPMORGAN CHASE BANK (as successor to The Chase Manhattan Bank), as Administrative Agent (the “Administrative Agent”), CITIBANK, N.A., as Syndication Agent, and THE BANK OF NEW YORK, as Documentation Agent.

WITNESSETH:

     WHEREAS, the parties hereto desire to amend the Credit Agreement to (i) extend the Revolver Termination Date from the date that is 364 days after the effective date of the Credit Agreement to the date that is 364 days after the Amendment Effective Date (as hereinafter defined), (ii) make any necessary conforming changes with respect to the amendment set forth in clause (i) above, (iii) amend the Confidentiality provisions in Section 10.12 of the Credit Agreement and (iv) amend the Commitments of each Lender, all as set forth herein;

     WHEREAS, the parties hereto wish to amend the Credit Agreement as set forth herein and to restate the Credit Agreement in its entirety to read as set forth in the Credit Agreement with the amendments specified below;

     NOW, THEREFORE, the parties hereto agree as follows:

     SECTION 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to “hereof, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall, after the Amendment Effective Date (as defined below), refer to the Credit Agreement as amended and restated hereby.

     SECTION 2. Definitions. The definition of “Revolver Termination Date” in Section 1.01 of the Credit Agreement is amended to read in full as follows:

         “Revolver Termination Date” means September 6, 2004 or, if such day is not a Business Day, the next preceding Business Day.

     SECTION 3. Representation regarding Financial Condition and No Material Adverse Change. Sections 3.04(a) and (b) of the Credit Agreement are amended by replacing each reference therein to (i) “2000” with “2001”, (ii) “2001” with “2002” and (iii) “2002” with “2003”.

     SECTION 4. Confidentiality. Section 10.12 of the Credit Agreement is amended by adding the following new paragraph immediately after the existing paragraph:

     “Notwithstanding anything contrary herein or in any related document, each party hereto and each of its employees, representatives, or other agents may disclose to any and all Persons, without limitation of any kind, the U.S. federal income tax treatment and the U.S. federal income tax structure of this Agreement and the transactions contemplated hereby and all materials of any kind, including opinions or other tax analyses, that have been provided to it relating to such tax treatment and tax structure.”

     SECTION 5. Changes in Commitments. With effect from and including the Amendment Effective Date (as defined in Section 9 below), (i) each Person listed on the signature pages hereof which is not a party to the Credit Agreement (each, a “New Lender”) shall become a Lender party to the Credit Agreement and (ii) the Commitment of each Lender shall be the amount set forth opposite the name of such Lender on the signature pages hereof. On the Amendment Effective Date, any Lender whose Commitment is changed to zero (each, an “Exiting Lender”) shall cease to be a Lender party to the Credit Agreement, and all accrued fees and other amounts payable under the Credit Agreement for the account of each Exiting Lender shall be due and payable on such date; provided that the provisions of Sections 2.14, 2.16 and 10.03 of the Credit Agreement shall continue to inure to the benefit of each Exiting Lender after the Amendment Effective Date.

     SECTION 6. Representations of Borrower. The Borrower represents and warrants that (i) the representations and warranties of the Borrower set forth in Article 3 of the Credit Agreement, after giving effect to this Amendment and Restatement, is true on and as of the Amendment Effective Date and (ii) no Default has occurred and is continuing on such date.

     SECTION 7. Governing Law. This Amendment and Restatement shall be governed by and construed in accordance with the laws of the State of New York.

2

     SECTION 8. Counterparts. This Amendment and Restatement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     SECTION 9. Effectiveness. This Amendment and Restatement shall become effective on the date when the following conditions are met (the “Amendment Effective Date”):

(a) the Administrative Agent shall have received from each of the Borrowers and the Lenders a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Administrative Agent) that such party has signed a counterpart hereof;

(b) the Administrative Agent shall have received an opinion of Simpson Thacher & Bartlett LLP, counsel for the Company, dated the Amendment Effective Date (in form and substance reasonably satisfactory to the Administrative Agent); and

(c) all fees and other amounts due and payable on or prior to the Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all reasonable out-of-pocket expenses required to be reimbursed or paid by the Company hereunder.

     SECTION 10. Confirmation of Agreement. Except as amended hereby, all of the terms of the Credit Agreement shall remain in full force and effect and are hereby confirmed in all respects.

3

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Restatement to be duly executed as of the date first above written.

MOODY’S CORPORATION

By:	-s- Randolph A. Roy

Name: Randolph A. Roy
Title: Vice President & Treasurer

Commitment

$17,500,000	JPMORGAN CHASE BANK, individually and as Administrative Agent

	By:	-s- Eileen Higgins

Name: Eileen Higgins Title: Vice President

$15,000,000	CITIBANK, N.A., individually and as Syndication Agent

	By:	-s- James R. Stave

Name: James R. Stave Title: Vice President

$15,000,000	THE BANK OF NEW YORK, individually and as Documentation Agent

	By:	-s- Ernest Fung

Name: Ernest Fung Title: Vice President

$10,000,000	BARCLAYS BANK PLC

	By:	-s- Nicholas Bell

Name: Nicholas Bell Title: Director

$12,500,000	SUNTRUST BANK

	By:	-s- Laura Kahn

Name: Laura Kahn Title: Director

$10,000,000	THE NORTHERN TRUST COMPANY

	By:	-s- Eric Dybing

Name: Eric Dybing Title: Second Vice President